EXHIBIT 10.47

NINTH AMENDMENT TO CREDIT AGREEMENT

This NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 29TH day of June, 2004 by and among CECO GROUP, INC., CECO FILTERS, INC., AIR PURATOR CORPORATION, NEW BUSCH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY, KBD/TECHNIC, INC. and CECO ABATEMENT SYSTEMS, INC. (the “Borrowers”), and FIFTH THIRD BANK (“Fifth Third”), individually and as agent (in such capacity, the “Agent”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”) individually, and BANK ONE, NA (“Bank One”), individually (PNC, Fifth Third and Bank One, and their respective successors and assigns, collectively, the “Banks”).

BACKGROUND

A. PNC (then as Agent) the Banks and the Borrowers are parties to a Credit Agreement dated as of December 7, 1999 (“Credit Agreement”) as amended by Amendment to Credit Agreement, dated as of March 28, 2000, by Second Amendment to Credit Agreement dated as of November 10, 2000, by Third Amendment to Credit Agreement dated as of March 30, 2001, by Fourth Amendment to Credit Agreement dated as of August 20, 2001, by Fifth Amendment to Credit Agreement dated as of March 27, 2002, by Sixth Amendment to Credit Agreement dated as of May 14, 2002, by Seventh Amendment to Credit Agreement dated as of November 13, 2002 and by Eighth Amendment to Credit Agreement dated as of November 13, 2003 (as amended, the “Amended Credit Agreement”).

B. The Banks by separate Intercreditor Agreement, dated as of November 13, 2003, agreed to modify their positions so that from and after that date Fifth Third Bank was solely responsible for the Revolving Credit Commitment and had no interest in the Term Loans (then and now, only Term Loan A) and PNC and Bank One owned, on an equal basis, the Term Loan and Fifth Third Bank became Agent for all purposes under the Credit Agreement, except for being the mortgagee, pledgee or secured party under existing mortgages, pledges or security agreements, given to secure the Loans made pursuant to the Amended Credit Agreement, for which purpose PNC remains agent for the Banks.

C. Borrowers and Guarantors wish to amend the Amended Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement.

2. Waiver. The Banks hereby waive the requirement that the Borrowers comply with the Leverage Ratio as provided in Section 6.1(a) of the Credit Agreement, as modified in paragraph 2(m) of the Third Amendment to Credit Agreement, paragraph 2(h) of the Fourth Amendment to Credit Agreement, paragraph 2(a) of the Fifth Amendment to Credit Agreement, paragraph 2(a) of the Sixth Amendment to Credit Agreement, paragraph 2(b) of the Seventh Amendment to Credit Agreement and paragraph 2(b) of the Eighth Amendment to Credit Agreement, as of the last day of June, 2004. The foregoing waiver shall not waive the Borrowers obligations to comply with such Leverage Ratio on any other date or any other obligation of Borrowers under the Amended Credit Agreement.

3. Term Loan Extension and Payments.

(a) The outstanding principal balance of Term Loan A on the date hereof is $5,235,290. Subject to paragraph 3(b) below, the maturity date of Term Loan A is hereby extended to July 1, 2005. Principal payments on Term Loan A shall continue at $523,530.00 per quarter due on August 31, 2004, November 30, 2004, February 28, 2005 and May 31, 2005. The final principal payment of $3,141,170.00 shall be due on July 1, 2005.

(b) Provided that Borrowers satisfy both of the conditions in (i) and (ii) below before July 1, 2005 and no event of default under the Amended Credit Agreement exists on July 1, 2005, the maturity date of Term Loan A shall be automatically extended to January 1, 2006. If the maturity date is extended as herein provided, principal payments on Term Loan A shall continue at $523,530.00 per quarter due on August 31, 2005 and November 30, 2005 and the final principal payment will be due on January 1, 2006. The two conditions for extension of the maturity date of Term Loan A to January 1, 2006, are:

(i) Extension by Fifth Third of the Termination Date for the Revolving Credit Loans under the Amended Credit Agreement to a date on or after January 1, 2006; and

(ii) Borrowers pay to Bank One and PNC $2,800,000 as a principal payment on Term Loan A, in addition to the quarterly principal payments otherwise required to be paid by Borrower.

(c) Principal and interest payments with respect to Term Loan A shall continue to be divided equally between PNC and Bank One.

4. Interest Rates. Annex I to the Credit Agreement, as modified by paragraph 2(f) of the Third Amendment to Credit Agreement, paragraph 2(c) of the Fourth Amendment to Credit Agreement, paragraph 4 of the Sixth Amendment to Credit Agreement, paragraph 4 of the Seventh Amendment to Credit Agreement and paragraph 4 of the Eight Amendment Credit Agreement, is hereby further modified to provide that from and after January 1, 2005 the interest rate on Term Loan A is Base Rate plus 6% per annum.

5. Extension Fee. Upon execution of this Amendment, Borrowers shall pay to: (i) Fifth Third, an Extension Fee in the amount of $18,000; (ii) PNC, an Extension Fee in the amount of $6,000; and (iii) Bank One, an Extension Fee in the amount of $6,000. Provided that the equipment has not been refinanced and Bank One and PNC have not been paid at least $2,800,000 from such refinancing prior to September 30, 2004, on September 30, 2004, Borrowers shall pay to: (i) Fifth Third, an additional Extension Fee of $9,000; (ii) PNC; an additional Extension Fee in the amount of $6,000; and (iii) Bank One, an additional Extension Fee in the amount of $6,000. If the equipment has been refinanced and Bank One and PNC have been paid a total of at least $2,800,000 from such refinancing prior to September 30, 2004, the additional Extension Fees shall not be payable to any of the Banks. If the equipment has not been refinanced and Bank One and PNC have not been paid at least $2,800,000 from such refinancing prior to September 30, 2004, but, on September 30, 2004, Borrowers have such refinancing scheduled for a date shortly thereafter, Borrowers may request that the Banks extend the date by which such refinancing must be closed and such $2,800,000 must be paid in order to waive the requirement for payment of the additional Extension Fees and the Banks in there sole and absolute discretion, without any obligation to do so, may extend such date, if the Banks agree unanimously to do so.

6. Equipment Appraisals. Banks shall engage appraisals of all equipment of the Borrowers located in Cincinnati, Ohio, by one or more appraisers who are acceptable to the Banks. The Borrowers shall cooperate fully with such appraisers so that such appraisals can be promptly performed. If, in the reasonable judgment of the Banks, Term Loan A will not be paid in full on or before December 31, 2004, the Banks may engage appraisals of the balance of the Borrower’s equipment, wherever located, by one or more appraisers who are acceptable to the Banks. The Borrowers shall cooperate fully with such appraisers so that such appraisals can be promptly performed. All of the foregoing appraisals shall be paid for by the Borrowers.

7. Amendment to the Loan Documents. All references to the Credit Agreement in the Loan Documents and in any documents executed in connection therewith shall be deemed to refer to the Credit Agreement as amended by this Amendment and all prior amendments to the Credit Agreement.

8. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Banks and the Borrowers agree that the Loan Documents and each of the documents executed in connection therewith are in full force and effect and each such document shall remain in full force and effect, as further amended by this Amendment, and each of the Borrowers hereby ratifies and confirms its obligations thereunder.

9. Representations and Warranties.

(a) Each Borrower hereby certifies that (i) the representations and warranties of such Borrower in the Credit Agreement as previously amended and as amended herein, are true and correct in all material respects as of the date hereof, as if made on the date hereof, provided that, for purposes of this Amendment, only: (x) the representations and warranties made in Section 3.1(a) and (b) and 3.21 of the Amended Credit Agreement shall relate to the most recent financial statements of the type referred to therein which have been given by the Borrowers to the Banks (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the

Credit Agreement, as amended prior to the date of this Amendment); (y) the representations and warranties made in Section 3.1(c) of the Amended Credit Agreement shall be made as of the date of this Amendment and not as of the Closing Date; and (z) the representations and warranties made in Section 3.2 of the Amended Credit Agreement shall refer to Material Adverse Effect since the last audited consolidated financial statements of the Borrowers provided to the Banks by the Borrowers, instead of since September 30, 1999 (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the date hereof.

(b) Each Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of such Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower or any of its properties are bound.

(c) Each Borrower also further represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans, and each Borrower further represents that the Agents and Banks have fully performed all of their respective obligations under the Loan Documents through the date of this Amendment.

(d) Each Borrower also further represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of each such Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

10. Conditions Precedent. The effectiveness of the amendments set forth herein are subject to the fulfillment, to the satisfaction of the Banks and their counsel, of the following conditions precedent:

(a) The Borrowers shall have delivered to the Banks the following, all of which shall be in form and substance satisfactory to the Banks and shall be duly completed and executed:

(i) This Amendment and the consents of the Guarantor and the Subordinated Creditors as attached hereto; and

(ii) Such additional documents, certificates and information as the Banks may require pursuant to the terms hereof or otherwise reasonably request.

(b) After giving effect to the amendments contained herein, the representations and warranties set forth in the Amended Credit Agreement shall be true and correct on and as of the date hereof.

(c) After giving effect to the amendments contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

(d) The Borrowers shall have paid the portion of the Extension Fee which is due upon execution of this Amendment as provided in paragraph 5 above and the reasonable fees and disbursements of the Banks’ counsel incurred in connection with this Amendment.

11. No Waiver. Except as expressly provided herein, this Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Banks to agree to any further modifications to the Amended Credit Agreement or any other Loan Document or constitute a waiver of any of the Agent’s or the Banks’ other rights or remedies.

12. Waiver and Release. The Borrowers each on behalf of themselves, their agents, employees, officers, directors, successors and assigns, do hereby waive and release Agent and Banks, their agents, employees, officers, directors, affiliates, parents, successors and assigns, from any claims arising from or related to administration of the Amended Credit Agreement and the Loan Document and any course of dealing among the parties not in compliance with those agreements from the inception of the Credit Agreement whether known or unknown through the date of execution and delivery of this Amendment.

13. Effective Date. The parties hereto agree that this Amendment shall for all purposes be deemed to be effective as of the date set forth in the first paragraph of this Amendment (the “effective date”) and for all purposes the Amended Credit Agreement shall be deemed to have been amended as of such date to reflect the amendments to the Credit Agreement set forth in herein, even though this Amendment is executed after such date.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CECO GROUP, INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	CFO

CECO FILTERS, INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

AIR PURATOR CORPORATION

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	President

NEW BUSCH CO., INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

THE KIRK & BLUM MANUFACTURING COMPANY

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

KBD/TECHNIC, INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

CECO ABATEMENT SYSTEMS, INC.

By:	/s/ Marshall J. Morris
Name:	Marshall J. Morris
Title:	Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Agent and as a Bank

By:	/s/ William C. Miles
Name:	William C. Miles
Title:	Vice President

FIFTH THIRD BANK, as a Bank

By:	/s/ David G. Fuller
Name:	David G. Fuller
Title:	Vice President

BANK ONE, NA, as a Bank

By:	/s/ Jeffrey C. Nicholson
Name:	Jeffrey C. Nicholson
Title:	First Vice President

GUARANTOR’S CONSENT

By Corporate Guaranty, dated December 7, 1999 (the “Guaranty”), the undersigned (the “Guarantor”) guaranteed to the Agent and the Banks, subject to the terms and conditions set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Borrowers’ execution of the foregoing Ninth Amendment to Credit Agreement. The Guarantor hereby acknowledges and agrees that the Guaranty remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

CECO ENVIRONMENTAL CORP.

By:	/s/ Jason DeZwirek
Name:	Jason De Zwirek
Title:	Secretary

SUBORDINATED CREDITOR’S CONSENT

The undersigned (the “Subordinated Creditor”) is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 1999 (the “Subordination Agreement”). The Subordinated Creditor consents to the Borrowers’ execution of the foregoing Ninth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

GREEN DIAMOND OIL CORP.

By:	/s/ Jason DeZwirek
Name:	Jason DeZwirek
Title	President

SUBORDINATED CREDITOR’S CONSENT

The undersigned (the “Subordinated Creditor”) is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 1999 (the “Subordination Agreement”). The Subordinated Creditor consents to the Borrowers’ execution of the foregoing Ninth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

ICS TRUSTEE SERVICES, LTD.

By:
Name:
Title

SUBORDINATED CREDITOR’S CONSENT

The undersigned (the “Subordinated Creditor”) is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 1999 (the “Subordination Agreement”). The Subordinated Creditor consents to the Borrowers’ execution of the foregoing Ninth Amendment to Credit Agreement. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

HARVEY SANDLER

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